                                                                    EXHIBIT 10.9


                              SECURITY AGREEMENT

                                    made by


                            NEXSTAR FINANCE, L.L.C.
                      NEXSTAR BROADCASTING GROUP, L.L.C.
                     NEXSTAR BROADCASTING OF ABILENE, INC.
              NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, INC.
                    NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                              ERC HOLDINGS, INC.
                      NEXSTAR BROADCASTING OF ERIE, INC.
                     NEXSTAR BROADCASTING OF JOPLIN, INC.
                    NEXSTAR BROADCASTING OF LOUISIANA, INC.
                 NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
                        NEXSTAR MIDWEST HOLDINGS, INC.
            NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
                     NEXSTAR BROADCASTING OF PEORIA, INC.
                    NEXSTAR BROADCASTING OF ROCHESTER, INC.
                  NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
                        NEXSTAR FINANCE HOLDINGS, INC.
                       NEXSTAR FINANCE HOLDINGS, L.L.C.
                    NEXSTAR BROADCASTING OF ABILENE, L.L.C.
             NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
                   NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
                       ENTERTAINMENT REALTY CORPORATION
                     NEXSTAR BROADCASTING OF ERIE, L.L.C.
                    NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                   NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
                NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
                   NEXSTAR BROADCASTING OF THE MIDWEST, INC.
                       NEXSTAR BROADCASTING GROUP, INC.
           NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
                             NEXSTAR FINANCE, INC.
                    NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                   NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
                 NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.

                                  in favor of

                            BANK OF AMERICA, N.A.,
                              as Collateral Agent

                         Dated as of January 12, 2001

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (this "Agreement") is made and entered into
                                    ---------
effective as of January 12, 2001 by and among Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or
                                                   ------
indirect subsidiaries of the Parent from time to time parties hereto (each, a "Grantor" and, together with the other signatories hereto and such other
--------
entities from time to time parties hereto pursuant to Section 10.14 hereof,
                                                      -------------
collectively, the "Grantors") in favor of Bank of America, N.A., as Collateral
                   --------
Agent (in such capacity, the "Collateral Agent").
                              ----------------

                                   RECITALS:

     A. Nexstar Finance, L.L.C., a Delaware limited liability company (the "Borrower"), is a party to that certain Credit Agreement, dated as of even date
 --------
herewith (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Credit Agreement"),
                                                          ----------------
among the Borrower, the Parent, certain Subsidiaries of the Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A. as Administrative Agent for
                      -----
the Banks (in such capacity and together with its successors in such capacity in such capacity, the "Administrative Agent"), Barclays Bank PLC as Syndication
                    --------------------
Agent and First Union National Bank as Documentation Agent, pursuant to which the Banks have severally agreed to make loans to the Borrower, and Bank of America, N.A. (the "Issuing Bank" and, together with the Banks, the
                    ------------
Administrative Agent and the Collateral Agent, collectively, the "Bank
                                                                  ----
Creditors") has agreed to issue letters of credit for the account of, the Borrower, upon the terms and conditions set forth therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in such Credit Agreement.

     B. The Borrower may also from time to time be party to one or more Interest Rate Protection Agreements with any Bank or an Affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason), and their successors and assigns, if any (collectively, the "Interest Rate
                                                             -------------
Protection Creditors") providing for protection against fluctuations in interest
--------------------
rates.

     C. Each Grantor (other than the Borrower) has guaranteed the obligations and liabilities of the Borrower under the Loan Documents and the Interest Rate Protection Agreements pursuant to Guaranty Agreements, dated as of even date herewith (collectively, the "Nexstar Guaranties"), made by such Grantors to and
                             ------------------
in favor of the Guaranteed Parties (as defined therein).

     D. Each Grantor has also guaranteed certain obligations and liabilities of Bastet Broadcasting, Inc. ("Bastet") and Mission Broadcasting of Wichita Falls,
                            ------
Inc. ("Mission Wichita Falls") and, together with Bastet, collectively, the
       ---------------------
"Bastet/Mission Borrowers") pursuant to a Guaranty Agreement, dated as of even
-------------------------
date herewith (the "Bastet/Mission Guaranty"), made by such Grantor to and in
                    -----------------------
favor of the Guaranteed Parties (as defined therein, herein called the "Bastet/Mission Creditors"), which obligations and liabilities arise in
-------------------------
connection with (i) that
certain Credit Agreement, dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Bastet/Mission Credit Agreement"), among the
                         -------------------------------
Bastet/Mission Borrowers, the several financial institutions from time to time parties thereto, Bank of America, N.A. as Administrative Agent, Barclays Bank PLC as Syndication Agent and First Union National Bank as Documentation Agent, and (ii) certain interest rate protection agreements.

     E. Each Grantor has further guaranteed certain obliations and liabilities of Perry A. Sook, an individual residing in Tarrant County, Texas ("Sook")
                                                                    ----
pursuant to a Guaranty Agreement, dated as of January 5, 1998 (the "Management
                                                                    ----------
Loan Guaranty"), made by such Grantors to and in favor of Bank of America, N.A.
-------------
(f/k/a Bank of America National Trust and Savings Association and hereinafter referred to as the "Management Loan Creditor"), which obligations and
                    ------------------------
liabilities arise in connection with that certain Loan Agreement, dated as of January 5, 1998 (as amended by that certain Amendment No. 1 to Individual Loan Agreement dated as of January 12, 1998, that certain Amendment No. 2 to Individual Loan Agreement dated as of August 12, 1998, and as the same may be further amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Management Loan Agreement"), between
                                            -------------------------
Sook and the Management Loan Creditor. The Management Loan Creditor, the Bank Creditors, the Interest Rate Protection Creditors, the Bastet/Mission Guaranteed Parties and the Pledgee are hereinafter from time to time collectively referred to as the "Secured Creditors".
           -----------------

     F. It is a condition precedent to each of the above-described extensions of credit that are to be made on or after the date hereof that the Grantors execute and deliver this Agreement in favor of the Collateral Agent.

     G. Accordingly, each Grantor desires to execute this Agreement in order to satisfy each such condition.

     NOW, THEREFORE, in consideration of the benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     The following terms have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Unless otherwise defined herein or in the Credit Agreement, terms in this Agreement that are defined in Article 9 of the Uniform Commercial Code in the State of New York (as in effect from time to time, the "UCC") are used herein as defined therein.
                   ---

          "Accounts" has the meaning provided in Article 9 of the UCC, and in
           --------
     any event shall include, but shall not be limited to, (a) all of such Grantor's rights to payment for goods sold, leased or licensed or services performed by such Grantor, (b) all amounts owed to such Grantor for the licensing of intellectual property rights, (c) rights evidenced by an account, note, contract, security agreement, chattel paper, electronic chattel paper or other evidence of indebtedness or security, (d) all security pledged, assigned, hypothecated or granted to or held by such Grantor to secure the foregoing; (e) all of such Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto; (f) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; (g) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith; (h) all books, records, ledger cards, and invoices relating thereto; (i) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers; (j) all credit information, reports and memoranda relating thereto and (k) all other writings related in any way to the foregoing.

          "Cash Collateral Account" means a noninterest-bearing Cash Collateral
           -----------------------
     account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" has the meaning provided in Article 9 of the UCC.
           -------------

          "Class" means each class of the Secured Creditors, i.e., whether (i)
           -----
     the Bank Creditors as holders of the Loan Document Obligations (as defined in Section 2.2(a)), or (ii) the Interest Rate Protection Creditors as
        --------------
     holders of the Interest Rate Protection Obligations (as defined in Section
                                                                        -------
     2.2(a)), or (iii) the Management Loan Creditor, as holder of the Management
     ------
     Loan Guaranty Obligations (as defined in Section 2.2(a)) or (iv) the
                                              --------------
     Bastet/Mission Creditors, as holders of the Bastet/Mission Guaranty Obligations (as defined in Section 2.2(a)).
                                --------------

          "Contract Rights" means all rights of any Grantor (including, without
           ---------------
     limitation, all Accounts) under any Contract.

          "Contracts" means all contracts between any Grantor and one or more
           ---------
     additional parties (including, without limitation, (a) each partnership agreement or limited liability company agreement to which such Grantor is a party, (b) each time brokerage agreement, agreement for the sale of commercial time, joint sales agreement, shared services agreement, local marketing agreement or option agreement to which such Grantor is a party and (c) any Interest Rate Protection Agreement to which such Grantor is a party), but excluding FCC Licenses and any other contract, license or lease to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such licenses or leases (it being understood and agreed that, notwithstanding the foregoing, all Accounts due or to become due pursuant to any such excluded contract, license or lease shall be subject to the security interests created by this Agreement).

          "Copyrights" means any United States copyright which any Grantor now
           ----------
     or hereafter has title, including any registration of any copyright in the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Grantor.

          "Default" means any event which, with notice or lapse of time, or
           -------
     both, would constitute an Event of Default.

          "Deposit Accounts" has the meaning provided in Article 9 of the UCC,
           ----------------
     and in any event shall include, but shall not be limited to, the Cash Collateral Account and all demand, time, checking, savings, passbook or other accounts maintained with any banks or similar institutions.

          "Documents" has the meaning provided in Article 9 of the UCC.
           ---------

          "Equipment" has the meaning provided in Article 9 of the UCC, and in
           ---------
     any event shall include, but shall not be limited to, all machinery, equipment, furnishings and movable trade fixtures now or hereafter owned by any Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" means any Event of Default under, and as defined
           ----------------
     in, the Credit Agreement and shall in any event, without limitation, include any payment default in respect of any of the Obligations after the expiration of any applicable grace period.

          "FCC License" means each license from and authorization by the Federal
           -----------
     Communication Commission to any Grantor as is necessary to operate its Stations as they are currently operated.

          "General Intangibles" has the meaning provided in Article 9 of the
           -------------------
     UCC, and in any event shall include, but shall not be limited to, all payment intangibles and all of the relevant Grantor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement or limited liability company agreement to which such Grantor is a party or with respect to any limited liability company or partnership of which such Grantor is a member, partner or in which the Grantor otherwise owns an interest.

          "Instrument" has the meaning provided in Article 9 of the UCC.
           ----------

          "Inventory" has the meaning provided in Article 9 of the UCC, and
           ---------
     shall in any event include, but shall not be limited to, all merchandise, goods and inventory, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Grantor's customers, now or hereafter owned by any Grantor.

          "Investment Property" has the meaning provided in Article 9 of the
           -------------------
     UCC, and in any event shall include, but shall not be limited to, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts.

          "Letter-of-Credit Rights" has the meaning provided in Article 9 of the
           -----------------------
     UCC, and in any event shall include, but shall not be limited to, all rights to payment or performance under any letters of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

          "Marks" means any trademarks and service marks now held or hereafter
           -----
     acquired by any Grantor which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by any Grantor in the United States and trade dress, including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

          "Patent" means any United States patent to which a Grantor now or
           ------
     hereafter has title, including any divisions, continuations, reissues, reexaminations, extensions and renewals thereof, as well as any application for a United States patent now or hereafter made by a Grantor.

          "Proceeds" has the meaning provided in Article 9 of the UCC, and in
           --------
     any event shall include, but shall not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Grantor from time to time with respect to any of the Security Agreement Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Security Agreement Collateral by any Governmental Authority (or any person acting under color of Governmental Authority); (c) any and all proceeds derived from or in connection with the sale, transfer or other disposition of any FCC License; and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Security Agreement Collateral.

          "Refinanced Credit Facility" means that certain Second Amended and
           --------------------------
     Restated Credit Agreement dated as of June 1, 1999, among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting of Wichita Falls, L.P., Entertainment Realty Corporation, Nexstar Broadcasting of Northeastern Pennsylvania, L.P., Nexstar Broadcasting of Joplin, L.P., Nexstar Broadcasting of Erie, L.P., Nexstar Broadcasting of Beaumont/Port Arthur, L.P., Nexstar Broadcasting of the Midwest, Inc., Nexstar Broadcasting of Rochester, L.L.C., Nexstar Broadcasting of Abilene, L.L.C., as Borrowers, Nexstar Broadcasting Group, L.L.C., as Guarantor, various banks, Bank of America, N.A. as Administrative Agent and

     Issuing Bank, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

          "Requisite Creditors" means (i) with respect to the Loan Document
           -------------------
     Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Loan Documents, (ii) with respect to the Interest Rate Protection Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Interest Rate Protection Agreements, (iii) with respect to the Management Loan Guaranty Obligations, the Management Loan Creditor, and (iv) with respect to the Bastet/Mission Guaranty Obligations, the holders of more than 50% of the Bastet/Mission Guaranty Obligations.

          "Trade Secret Rights" means all material trade secrets and proprietary
           -------------------
     information necessary to operate the business of each Grantor.

                                  ARTICLE II.

                               SECURITY INTEREST

     2.1. Grant of Security Interest.
          --------------------------

          (a) As security for the prompt and complete payment and performance when due of all of the Obligations (as defined in Section 2.2 below), each
                                                       -----------
     Grantor does hereby collaterally assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority in (subject only to Permitted Liens) all of the right, title and interest of such Grantor in, to and under any personal property that such Grantor may now own or hereafter acquire, including, but not limited to the following:

                (i)  all Accounts;

               (ii)  all Chattel Paper;

              (iii)  all Inventory;

               (iv)  all Equipment;

                (v)  all Instruments;

               (vi)  all Investment Property;

              (vii)  all Documents;

             (viii) all Deposit Accounts (including, without limitation, the Cash Collateral Account) and any monies, securities and instruments deposited or required to be deposited therein;

               (ix) all Contracts, together with any Contract Rights arising thereunder;

                (x) all Letter of Credit Rights

               (xi) all General Intangibles;

              (xii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Grantor symbolized by the Marks;

             (xiii) all Patents and Copyrights, and all reissues, renewals or extensions thereof;

              (xiv) all computer programs and any intellectual property rights therein and all other proprietary information of such Grantor, including, but not limited to, Trade Secret Rights,

               (xv) all of such Grantor's rights in, to or under, or relating to, any FCC License; provided, however, that the Security Agreement
                               --------  -------
          Collateral (as defined below) does not include at any time any FCC License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act of 1934, as amended, and the rules, regulations and policies promulgated thereunder, but includes, to the maximum extent permitted by law, all rights incident or appurtenant to any such FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any FCC License;

              (xvi) all insurance policies and supporting obligations with regard to any of the foregoing; and

             (xvii) all Proceeds and products of any and all of the foregoing (all of the property subject to the grant of security interest in this
          Section 2.1 being herein collectively referred to as the "Security
          -----------                                               --------
          Agreement Collateral").
          --------------------

          (b) It is expressly agreed and acknowledged that the security interests of the Collateral Agent under this Agreement extend to all Security Agreement Collateral which any Grantor may acquire at any time during the continuation of this Agreement.

     2.2. Security for Obligations.  This Agreement is made by each Grantor for
          ------------------------
the benefit of the Secured Creditors to secure:

          (a) the full and prompt payment and performance when due, whether at stated maturity, by acceleration or otherwise, of (i) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Grantor to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which such Grantor is a party and due performance and compliance by such Grantor with the terms of each such Loan Document to which such Grantor is a party (the "Loan Document Obligations"), (ii) all obligations (including obligations
      -------------------------
     which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such

     Grantor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with the Interest Rate Protection Agreements, including all obligations of such Grantor under any Guaranty in respect of the Interest Rate Protection Agreements (the "Interest Rate Protection Obligations"), (iii) all obligations (including
      ------------------------------------
     obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Grantor to the Management Loan Creditor, now existing or hereinafter incurred under, arising out of or in connection with the Management Loan Guaranty (the "Management Loan Guaranty Obligations"); and (iv) all obligations
      ------------------------------------
     (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Grantor to the Bastet/Mission Creditors, now existing and hereafter incurred under, arising out of or in connection with the Bastet/Mission Guaranty (the "Bastet/Mission Guaranty Obligations");
                    -----------------------------------

          (b) any and all sums advanced by the Collateral Agent in order to preserve the Security Agreement Collateral or preserve its security interest in the Security Agreement Collateral;

          (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) above, so long as an Event of Default (such term, as used in this Agreement shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) of any Obligations (as defined below) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Pledged Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (d) all amounts paid by any Secured Creditor to which such Secured Creditor has the right to reimbursement under Article IX of this Agreement;
                                                   ----------


all such obligations, liabilities, sums and expenses set forth in clauses (a) through (d) of this Section 2.2 being collectively called the "Obligations", it
                    -----------                                -----------
being acknowledged and agreed that the Obligations shall include extensions of credit described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     2.3. Power of Attorney.  Each Grantor hereby constitutes and appoints the
          -----------------
Collateral Agent its true and lawful attorney-in-fact, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Grantor under or arising out of the Security Agreement Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                 ARTICLE III.

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     3.1. Necessary Filings.  All filings, registrations and recordings
          -----------------
necessary or appropriate to create, preserve, protect and perfect the security interest granted by each Grantor to the Collateral Agent hereby in respect of the Security Agreement Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Security Agreement Collateral constitutes a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Security Agreement Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or United States Copyright Office.

     3.2. No Liens.  The Grantors are, and as to the Security Agreement
          --------
Collateral acquired by them from time to time after the date hereof, such Grantors will be, the owners of all Security Agreement Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and each Grantor shall defend the Security Agreement Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

     3.3. Other Financing Statements.  As of the date hereof, there is no
          --------------------------
financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Security Agreement Collateral (other than financing statements filed in respect of Permitted Liens and financing statements in favor of Bank of America, N.A. as Collateral Agent in connection with the Refinanced Credit Facility) and so long as the Aggregate Commitment has not been terminated or any Loan remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection Agreement or Letter of Credit remains in effect or any obligations are owed with respect thereto, or any obligations under the Management Loan Guaranty or under the Bastet/Mission Guaranty remain outstanding, such Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Security Agreement Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in respect of Permitted Liens or financing statements in favor of Bank of America, N.A. as Collateral Agent in connection with the Refinanced Credit Facility.

     3.4. Chief Executive Office; Records.  The chief executive office of each
          -------------------------------
Grantor is located, as of the date hereof, at the address indicated on Schedule
                                                                       --------
A hereto for such Grantor.  Such Grantor will not move its chief executive
-
office except to such new location as such

Grantor may establish in accordance with the last sentence of this Section 3.4. The originals of all documents evidencing all Accounts and Contract Rights and Trade Secret Rights of such Grantor and the only original books of account and records of such Grantor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Schedule A hereto
                                                              ----------
or at such new locations as such Grantor may establish in accordance with the last sentence of this Section 3.4. All Accounts and Contract Rights of such
                      -----------
Grantor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. No Grantor shall establish new locations for such offices until (a) it shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (b) with respect to such new location, it shall have taken all action necessary to maintain the security interest of the Collateral Agent in the Security Agreement Collateral intended to be granted and perfected hereby at all times fully perfected and in full force and effect,
(c) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel in form and substance reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby and (d) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

     3.5. Location of Inventory and Equipment.  All Inventory and Equipment held
          -----------------------------------
on the date hereof by each Grantor is located at one of the locations shown on

Schedule B hereto.  Each Grantor agrees that all Inventory and Equipment now
----------
held or subsequently acquired by it shall be kept at (or shall be in transit to) any one of the locations shown on Schedule B hereto or such new location as such
                                  ----------
Grantor may establish in accordance with the last sentence of this Section 3.5.
                                                                   -----------
Any Grantor may establish a new location for Inventory and Equipment only if (a) it shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (b) with respect to such new location, it shall have taken all action necessary to maintain the security interest of the Collateral Agent in the Security Agreement Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (c) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel in form and substance reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto necessary to perfect (and maintain the perfection of) the security interest granted hereby have been filed in the appropriate filing office or offices, and (d) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, necessary in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

     3.6. Recourse.  This Agreement is made with full recourse to each Grantor
          --------
and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the other Loan Documents, in the Interest Rate Protection Agreements and otherwise in writing in connection herewith or therewith.

     3.7. Trade Names; Change of Name.  As of the date hereof, no Grantor has or
          ---------------------------
operates in any jurisdiction under, and in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed in Schedule C hereto. No Grantor shall change its legal
                       ----------
name or assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-402(7) (or any analogous provision) of the UCC except those names listed on Schedule C hereto and new names (including, without
                      ----------
limitation, any names of divisions or operations) established in accordance with the last sentence of this Section 3.7. No Grantor shall assume or operate in
                          -----------
any jurisdiction under any new trade, fictitious or other name that would make any financing statement, or continuation statement filed in connection therewith, seriously misleading within the meaning of Section 9-402(7) (or analogous provision) of the UCC until (a) it shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (b) with respect to such new name, it shall have taken all action necessary to maintain the security interest of the Collateral Agent in the Security Agreement Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (c) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel in form and substance reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                                  ARTICLE IV.

                         SPECIAL PROVISIONS CONCERNING
                     ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS

     4.1. Additional Representations and Warranties.  As of the time when each
          -----------------------------------------
of its Accounts arises, each Grantor shall be deemed to have represented and warranted that such Receivable, and, to the knowledge of the Grantor, all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto, to the knowledge of such Grantor, (a) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (b) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (c) will evidence true and valid obligations, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability and (d) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

     4.2. Maintenance of Records.  Each Grantor will keep and maintain, at its
          ----------------------
own cost and expense, accurate records of its Accounts and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Grantor, will make the same available on such Grantor's premises to the Collateral Agent for inspection, at such Grantor's own cost and expense, at any and all reasonable times upon prior notice to an authorized officer of such Grantor; provided however, if no Event of Default has occurred and is then continuing, the Collateral Agent shall give such Grantor prior written notice of any such inspection. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, such Grantor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs, such Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, such tangible evidence of the Accounts and the Contracts, as well as books, records and documents of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

     4.3. Direction to Account Debtors; Contracting Parties; etc.  Upon the
          ------------------------------------------------------
occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Grantor, to the extent permitted by applicable law, such Grantor agrees (a) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (b) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (a), and (c) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor. Without notice to or assent by any Grantor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 8.4 of this Agreement. The reasonable costs and
                   -----------
expenses (including attorneys' fees) of collection, whether incurred by any Grantor or the Collateral Agent, shall be borne by such Grantor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause
(b) to the relevant Grantor; provided, that the failure by the Collateral Agent
                             --------
to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 4.3.
                                                         -----------

     4.4. Modification of Terms; etc.  No Grantor shall rescind or cancel any
          --------------------------
indebtedness evidenced by any Receivable or under any Contract, or modify in any material respect any term relating to such indebtedness or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except (a) as permitted by Section 4.5 hereof and (b) so long as no Event of
                           -----------
Default is then in existence in respect of which the Collateral Agent has given notice that this exception is no longer applicable, such Grantor may modify, make adjustments with respect to, extend or renew any Contracts in the ordinary course of business. Each Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts and Contracts and will do nothing to impair the rights of the Collateral Agent in the Accounts or Contracts.

     4.5. Collection.  Each Grantor shall endeavor in accordance with reasonable
          ----------
business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts, services or products which are delinquent, such amounts, services or products to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, unless an Event of Default has occurred and is continuing, such Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (a) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with its reasonable business judgment and (b) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with its reasonable business judgment. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Grantor or the Collateral Agent, shall be borne by such Grantor.

     4.6. Instruments.  If any Grantor owns or acquires any Instrument
          -----------
constituting Security Agreement Collateral, such Grantor will within ten Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

     4.7. Further Actions.  Each Grantor will, at its own expense, make,
          ---------------
execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to give effect to the purposes of this Agreement.

                                   ARTICLE V.

                      SPECIAL PROVISIONS CONCERNING MARKS

     5.1. Additional Representations and Warranties.  Each Grantor represents
          -----------------------------------------
and warrants that it is the true and lawful owner of, or otherwise has the right to use, the Marks listed in Schedule D hereto and that said listed Marks include all the United States
   ----------
federal registrations or applications registered in the United States Patent and Trademark Office that such Grantor now owns. Each Grantor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Each Grantor further warrants that it is aware of no third-party claim that any aspect of such Grantor's present or contemplated business operations infringes or will infringe any Mark or trade name. Each Grantor represents and warrants that it is the beneficial and record owner of all United States registrations and applications listed in Schedule D hereto for such
                                                ----------
Grantor and that said registrations are valid and subsisting, have not been canceled and that such Grantor is not aware of any third-party claim that any of said registrations are invalid or unenforceable or is not aware that there is any reason that any of said applications will not pass to registration. Each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill and record the same.

     5.2. Licenses and Assignments.  Except as otherwise permitted by the Credit
          ------------------------
Agreement and other than the license agreements listed on Schedule E hereto,
                                                          ----------
each Grantor hereby agrees not to divest itself of any right under Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

     5.3. Infringements.  Each Grantor agrees, promptly upon learning thereof,
          -------------
to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Grantor believes to be infringing or diluting or otherwise violating in any material respect any of such Grantor's rights in and to any Mark, or with respect to any party claiming that such Grantor's use of any Mark violates in any material respect any property right of that party. Each Grantor further agrees, if consistent with good business practice and unless otherwise directed by the Collateral Agent, diligently to prosecute any Person infringing any Mark in a manner in accordance with its reasonable business practices.

     5.4. Preservation of Marks.  Each Grantor agrees to use its Marks in
          ---------------------
interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks (and any registrations thereto) as trademarks or service marks registered under the laws of the United States, provided, that, to the extent permitted by the Credit Agreement, no Grantor
--------
shall be obligated to preserve any Mark in the event such Grantor determines, in its reasonable business judgment, that the preservation of such Mark is no longer necessary or desirable in the conduct of its business.

     5.5. Maintenance of Registration.  Each Grantor shall, at its own expense,
          ---------------------------
diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S) 1051 et seq. to maintain trademark registrations, including, but not limited to, affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. (S)(S) 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all judicial remedies without prior written consent of the Collateral Agent, provided that no Grantor shall be obligated to maintain
--------
any Mark in the event that such Grantor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business. Each Grantor agrees to notify the Collateral Agent three months prior to the dates on which the affidavits of use or the application for renewal registration are due with respect to any registered Mark that the affidavits of use are being processed or abandoned as the case may be.

     5.6. Future Registered Marks.  If any Mark registration issues hereafter to
          -----------------------
any Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Grantor shall deliver to the Collateral Agent a copy of such certificate, and a grant of security in such Mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent hereunder, the form of such grant of security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

     5.7. Remedies.  If an Event of Default shall occur and be continuing, the
          --------
Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (a) declare the entire right, title and interest of such Grantor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors pursuant to the grant of security interest in trademarks in the form of Annex A hereto, executed by such Grantor and filed promptly after the date
   -------
hereof, pursuant to which all of such Grantor's right, title and interest in and to the marks are assigned to the Collateral Agent for the benefit of the Secured Creditors; (b) take and use or sell the Marks and the goodwill of such Grantor's business symbolized by the Marks and the right to carry on the business and use the assets of such Grantor in connection with which the Marks have been used; and (c) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Grantor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                  ARTICLE VI.

                         SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

     6.1. Additional Representations and Warranties.  Each Grantor represents
          -----------------------------------------
and warrants that it is the true and lawful owner of all rights in (a) all Trade Secret Rights, (b) the Patents listed in Schedule F hereto and (c) the
                                         ----------
Copyrights listed in Schedule G hereto, that said Patents constitute all the
                     ----------
United States patents and applications for patents that such Grantor now owns or is licensed to use and that said Copyrights constitute all the United States registered copyrights that such Grantor now owns. Each Grantor represents and warrants that it owns or is licensed to use all Patents and Copyrights that it now owns or uses. Each Grantor further warrants that it has no knowledge of any third-party claim that any aspect of such Grantor's present or contemplated business operations infringes or will infringe any patent or any copyright or misappropriates any trade secret or proprietary information.

     6.2. Licenses and Assignments.  Except as otherwise permitted by the Credit
          ------------------------
Agreement and other than the license agreements listed on Schedule E hereto and
                                                          ----------
any extensions or renewals thereof, each Grantor hereby agrees not to divest itself of any right under any Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent.

     6.3. Infringements.  Each Grantor agrees, promptly upon learning thereof,
          -------------
to furnish the Collateral Agent in writing with all pertinent information available to such Grantor with respect to any infringement, contributing infringement or active inducement to infringe any Grantor's rights in any Patent or Copyright, or with respect to any claim that practice of any Patent or Copyright violates any property right of a third party or with respect to any misappropriation of any Trade Secret Rights or any claim that the practice of a Trade Secret Right violates any property right of a third party. Each Grantor further agrees, consistent with good business practice and absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing any Patent or Copyright or misappropriating any Trade Secret Right in accordance with commercially reasonable business practices.

     6.4. Maintenance of Patents.  At its own expense, each Grantor shall make
          ----------------------
timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each of its material Patents.

     6.5. Prosecution of Patent Application.  At its own expense, each Grantor
          ---------------------------------
shall diligently prosecute all applications for United States Patents listed on Schedule F hereto and shall not abandon any such application prior to exhaustion
----------
of all reasonable administrative and judicial remedies, absent written consent of the Collateral Agent, provided that, to the extent permitted by the Credit
                         --------
Agreement, no Grantor shall be obligated to prosecute any application in the event such Grantor determines, in its reasonable business judgment, that the prosecuting of such application is no longer necessary or desirable in the conduct of its business.

     6.6. Other Patents and Copyrights.  Within 30 days of the acquisition or
          ----------------------------
issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or filing of an application for a United States Patent or Copyright, the relevant Grantor shall deliver to the Collateral Agent a copy of said Copyright or certificate of registration of, or application therefor, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Grantor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

     6.7. Remedies.  If an Event of Default shall occur and be continuing, the
          --------
Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (a) declare the entire right, title and interest of such Grantor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, pursuant to the assignment of security interest in patents in the form of Annex A hereto, and the assignment of
                                   -------
security interest in copyrights in the form of Annex B hereto, in each case,
                                               -------
executed by such Grantor and filed promptly after the date hereof, pursuant to which all of such Grantor's right, title and interest to such Patents and Copyrights are assigned to the Collateral Agent for the benefit of the Secured Creditors; (b) take and practice or sell the Patents and Copyrights; and (c) direct such Grantor to refrain, in which event such Grantor shall refrain, from practicing the Patents and Copyrights, directly or indirectly, and such Grantor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                  ARTICLE VII.

            PROVISIONS CONCERNING ALL SECURITY AGREEMENT COLLATERAL

     7.1. Protection of Collateral Agent's Security.  No Grantor will do
          -----------------------------------------
anything to impair the rights of the Collateral Agent in the Security Agreement Collateral. Each Grantor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Grantor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates with respect to such insurance shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee) and deposited with the Collateral Agent. If any Grantor shall fail to insure its Inventory to the extent required by the Credit Agreement, or if any Grantor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Grantor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds in accordance with Section 8.4 hereof or in accordance
                                          -----------
with the Credit Agreement. Each Grantor assumes all liability and responsibility in connection with the Security Agreement Collateral acquired by it and the liability of such Grantor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Security Agreement Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

     7.2. Warehouse Receipts Non-Negotiable.  Each Grantor agrees that if any
          ---------------------------------
warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the
                      ----------
Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

     7.3. Further Actions.  Each Grantor will, at its own expense, make,
          ---------------
execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Security Agreement Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Security Agreement Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate to perfect, preserve or protect its security interest in the Security Agreement Collateral.

     7.4. Financing Statements.  Each Grantor agrees to execute and deliver to
          --------------------
the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first-priority, perfected security interest (subject to Permitted Liens) in the Security Agreement Collateral as provided herein and the other rights and security contemplated hereby, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Grantor will pay any applicable filing fees and related expenses. Each Grantor authorizes the Collateral Agent to file any such financing statements without the signature of such Grantor.

                                 ARTICLE VIII.

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     8.1. Remedies, Obtaining the Security Agreement Collateral Upon Default.
          ------------------------------------------------------------------
Each Grantor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately take possession of the Security Agreement Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon such Grantor's premises where any of the Security Agreement Collateral is located and remove the same and use in connection with such removal any and all servic es, supplies, aids and other facilities of such Grantor;

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Security Agreement Collateral to make any payment required by the terms of such agreement or instrument directly to the Collateral Agent;

          (c) withdraw all monies, securities and other instruments in the Cash Collateral Account for application to the Obligations in accordance with
     Section 8.4;
     -----------

          (d) sell, assign or otherwise liquidate, or direct such Grantor to sell, assign or otherwise liquidate, any or all of the Security Agreement Collateral or any part thereof in accordance with Section 8.2 and take
                                                       -----------
     possession of the proceeds of any such sale or liquidation;

          (e) take possession of the Security Agreement Collateral, or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:

                (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                (ii) store and keep any Security Agreement Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 8.2, and
                                                                -----------

                (iii) while the Security Agreement Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain it in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Security Agreement Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Marks, Patents or Copyrights);

it being understood that such Grantor's obligation to so deliver the Security Agreement Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation.

     8.2. Remedies, Disposition of the Security Agreement Collateral.  Upon the
          ----------------------------------------------------------
occurrence and during the continuance of an Event of Default, any Security Agreement Collateral repossessed by the Collateral Agent under or pursuant to
Section 8.1 and any other Security Agreement Collateral whether or not so
-----------
repossessed by the Collateral Agent may be sold, assigned, leased, licensed or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Security Agreement Collateral may be sold, leased, licensed or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair (at the expense of the relevant Grantor) which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days written notice to the relevant Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor and shall be subject, for the 10 days after the receipt of such notice, to the right of the relevant Grantor or any nominee of such Grantor to acquire the Security Agreement Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days written notice to the relevant Grantor specifying the time and place of such sale. To the extent permitted by any such requirement of law, the Collateral Agent, on behalf of the Secured Creditors, may bid for and become the purchaser of the Security Agreement Collateral or any item thereof offered for sale in accordance with this Section 8.2 without accountability to
                                         -----------
the relevant Grantor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Security Agreement Collateral within a period of time which does not permit the giving of notice to the relevant Grantor as hereinabove specified, the Collateral Agent need give such Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Security Agreement Collateral valid and binding and in compliance with all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor's expense.

     8.3. WAIVER OF CLAIMS.  EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT,
          ----------------
EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE SECURITY AGREEMENT COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND EACH GRANTOR HEREBY FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Security Agreement Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Security Agreement Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Security Agreement Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

     8.4. Application of Proceeds.
          -----------------------

          (a) All monies collected by the Collateral Agent (or, to the extent any Pledge Agreement or any Mortgage requires proceeds of Security Agreement Collateral under such Security Documents to be applied in accordance with the provisions of this Agreement, the Collateral Agent or Mortgagee under such other Security Document) upon any sale or other disposition of the Security Agreement Collateral, together with all other monies received by the Collateral Agent hereunder, shall be applied as follows:

               (i) first, to the payment of all Obligations owing to the Collateral Agent of the type described in clauses (b) and (c) of the definition of "Obligations" contained in Section 2.2 hereof;
                         -----------               -----------

               (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 8.4(e), with each Secured Creditor
                                   --------------
          receiving an amount equal to such outstanding Primary Obligations (as defined in paragraph (b) below) or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined in paragraph (b) below) of the amount remaining to be distributed;

               (iii)  third, to the extent proceeds remain after the
          application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 8.4(e), with each Secured
                                           --------------
          Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

               (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to
          Section 10.10 hereof, to the relevant Grantor or to whomever may be
          -------------
          lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement, (i) "Pro Rata Share" shall mean,
                                                   --------------
     when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (ii) "Primary
                                                                     -------
     Obligations" shall mean (w) in the case of the Loan Document Obligations,
     -----------
     all principal of, and interest on, all Loans, all Letter of Credit Obligations (together with all interest accrued thereon) and all fees payable pursuant to the Loan Documents, (x) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), (y) all obligations and liabilities of each Grantor to the Management Loan Creditor, now existing or hereinafter incurred under, arising out of or in connection with the Management Loan Guaranty and (z) all obligations and liabilities of each Grantor to the Bastet/Mission Creditors, now existing and hereafter incurred under, arising out of or in connection with the Bastet/Mission Guaranty and (iii) "Secondary Obligations" shall mean
                                            ---------------------
     all Obligations other than Primary Obligations.

          (c) When payments to the Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8.4 only) (i) first, to their Primary Obligations and (ii)
          -----------
     second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction, the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Letter of Credit Obligations with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 8.4(a) hereof.
                                     --------------

          (e)  Except as set forth in Section 8.4(d) hereof, all payments
                                      --------------
     required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to the other Secured Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the other Secured Creditors or, in the absence of
      --------------
     such a Representative, directly to the other Secured Creditors.

          (f) For purposes of applying payments received in accordance with this Section 8.4, (i) the Collateral Agent shall determine the unpaid
          -----------
     Primary Obligations and the other Loan Document Obligations owed to the Bank Creditors and (ii) the Collateral Agent may rely on (x) any Interest Rate Protection Creditor to determine the unpaid Primary Obligations and other Interest Rate Protection Obligations owed to such Interest Rate Protection Creditor, (y) any Bastet/Mission Creditor to determine the unpaid

     Primary Obligations and other Bastet/Mission Guaranty Obligations owed to such Bastet/Mission Creditor and (z) the Management Loan Creditor to determine the unpaid Primary Obligations and other Management Loan Guaranty Obligations owed to the Management Loan Creditor.

           (g) It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Security Agreement Collateral hereunder and the aggregate amount of the sums referred to in clauses (i) through (iii), inclusive, of Section 8.4(a).
                   --------------

     8.5.  Remedies Cumulative.  Each and every right, power and remedy hereby
           -------------------
specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements, the other Loan Documents, the Management Loan Guaranty or the Bastet/Mission Guaranty now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative, and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations and no course of dealing between any Grantor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     8.6.  Discontinuance of Proceedings.  In case the Collateral Agent shall
           -----------------------------
have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and the holders of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Security Agreement Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE IX.

                                   INDEMNITY

     9.1.  Indemnity.
           ---------

           (a) Each Grantor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 9.1, referred to individually as an
                          -----------
     "Indemnitee," and collectively as "Indemnitees") harmless from any
      ----------                        -----------
     and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 9.1, the foregoing are collectively called
                      -----------
     "expenses") of whatsoever kind and nature imposed on, asserted against or
      --------
     incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, licensing, financing, possession, operation, condition, sale, return or other disposition, or use of the Security Agreement Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this
     --------
     Section 9.1(a) for losses, damages or liabilities to the extent caused by
     --------------
     the gross negligence or willful misconduct of such Indemnitee. Each Grantor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, suit or judgment, such Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Grantor of any such assertion of which such Indemnitee has knowledge.

           (b)  Without limiting the application of Section 9.1(a), each Grantor
                                                   --------------
     jointly and severally agrees to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because such Grantor shall have failed to comply with its obligations under this Agreement or any Loan Document), any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Security Agreement Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Security Agreement Collateral, premiums for insurance with respect to the Security Agreement Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Security Agreement Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Security Agreement Collateral.

           (c)  Without limiting the application of Section 9.1(a) or (b), each
                                                   --------------    ---
     Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Grantor in this Agreement, any Interest Rate Protection Agreement, any other Loan Document, the Management Loan Guaranty or the Bastet/Mission Guaranty or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or any other Loan Document, the Management Loan Guaranty or the Bastet/Mission Guaranty.

           (d) If and to the extent that the obligations of any Grantor under this Section 9.1 are unenforceable for any reason, such Grantor hereby
          -----------
     agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     9.2.  Indemnity Obligations Secured by Security Agreement Collateral;
           ---------------------------------------------------------------
Survival.  Any amounts paid by any Indemnitee, as to which such Indemnitee has
--------
the right to reimbursement, shall constitute Obligations secured by the Security Agreement Collateral. The indemnity obligations of each Grantor contained in this Article IX shall continue in full force and effect notwithstanding the full
     ----------
payment of all the Loans incurred under the Credit Agreement, the termination of all Interest Rate Protection Agreements, the Management Loan Guaranty and the Bastet/Mission Guaranty and the payment of all other Obligations and notwithstanding the discharge thereof.


                                  ARTICLE X.

                                 MISCELLANEOUS

     10.1. Notices.  All notices, requests and other communications hereunder
           --------
shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile, or delivered:

           (a) if to any Grantor, to the address or facsimile number on the applicable signature page hereof;

           (b)  if to the Collateral Agent, at:

                Bank of America, N.A.
                901 Main Street, 64/th/ Floor
                Dallas, Texas 75202
                Attention:  Roselyn Drake
                Tel: (214) 209-0988
                Fax: (214) 209-9390;

           (c) if to any Bank (other than the Collateral Agent), at such address or facsimile number as such Bank shall have specified in the Credit Agreement;

           (d) if to any Interest Rate Protection Creditor, at such address or facsimile number as such Interest Rate Protection Creditor shall have specified in writing to each Grantor and the Collateral Agent;

           (e)  if to the Management Loan Creditor, at:

                Bank of America, N.A.
                767 Fifth Avenue
                New York, New York 10153
                Attention:  Linda Zambelli
                Tel: (212) 407-5338
                Fax: 212) 407-5961;

           (f) if to any Bastet/Mission Creditor, at such address or facsimile number as such Bastet/Mission Creditor shall have specified in writing to each Grantor and the Collateral Agent; or

           (g) at such address or facsimile number as shall have been furnished in writing by any Person described above to the party giving such notice or making such request or other communication hereunder.

     10.2. Waiver; Amendment.
           -----------------

           (a) No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (with the consent of the Majority Banks or, to the extent required by
     Section 11.01(a)(vii) of the Credit Agreement, with the consent of each of the Banks), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided
                                                                     --------
     however, that no such change, waiver, modification or variance shall be
     -------
     made to Section 8.4 hereof or this Section 10.2 without the consent of each
             -----------                ------------
     Secured Creditor adversely affected thereby, and provided further, that any
                                                      ----------------
     change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors.

           (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

     10.3. Obligations Absolute. The obligations of each Grantor hereunder shall
           --------------------
remain in full force and effect without regard to, and shall not be impaired by,
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement, any other Loan Document or any Interest Rate Protection Agreement, the Management Loan Guaranty or the Bastet/Mission Guaranty, except as specifically set forth in a waiver granted pursuant to Section 10.2 hereof; or (c) any amendment to, or modification of,
            ------------
any Loan Document or any Interest

Rate Protection Agreement or any security for any of the Obligations, the Management Loan Guaranty, or the Bastet/Mission Guaranty, whether or not such Grantor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

     10.4. Successors and Assigns.  This Agreement shall be binding upon each
           ----------------------
Grantor and its respective successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns, provided that no Grantor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by such Grantor herein or in any certificate or other instrument delivered by each Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Loan Documents and the Interest Rate Protection Agreements, regardless of any investigation made by the Secured Creditors or on their behalf.

     10.5. Headings Descriptive.  The headings of the several sections of this
           --------------------
Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     10.6. Severability.  Any provision of this Agreement which is prohibited
           ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.7. GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
           -------------
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10.8. Grantor's Duties.  It is expressly agreed, anything herein contained
           ----------------
to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, of such Grantor with respect to the Security Agreement Collateral, and the Collateral Agent shall not have any obligations or liabilities with respect to any Security Agreement Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of each Grantor under or with respect to any Security Agreement Collateral, except to the extent directly resulting from the Collateral Agent's gross negligence or willful misconduct.

     10.9. Actions Requiring FCC Approval.
           ------------------------------

           (a) Notwithstanding anything contrary contained in this Agreement, or any of the documents executed pursuant hereto, the Collateral Agent will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC License or any transfer of control of the holder of any FCC License if such assignment of such license or such transfer of control would require under then-existing law (including the Communications Act and the written rules, regulations and policies promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval. In connection with this Section
                                                                         -------
     10.9, the Collateral Agent shall be entitled to rely in good faith upon an
     ----
     opinion of outside FCC counsel of the Collateral Agent's choice with respect to such assignment or transfer, whether or not the advice rendered is ultimately determined to have been accurate. To the extent that such an opinion is requested, a copy of such opinion shall be delivered to each Grantor.

           (b) If an Event of Default shall have occurred, each Grantor shall take any action which the Collateral Agent may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Security Agreement Collateral to the Collateral Agent or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing. To enforce the provisions of this Section
                                                                      -------
     10.9, the Collateral Agent is empowered to seek from the FCC and any other
     ----
     Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Security Agreement Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor agrees to cooperate with any such purchaser and with the Collateral Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment to such purchaser of the Security Agreement Collateral. Each Grantor hereby agrees to consent to any such involuntary transfer of control upon the request of the Collateral Agent after and during the continuation of an Event of Default and, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Security Agreement Collateral, subject only to required judicial, FCC or other consent required by any Governmental Authority, in order to effectuate the transactions contemplated in this Section 10.9. Such
                                                      ------------
     trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Collateral Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

           (c) Each Grantor shall use its best efforts to assist in obtaining the consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor's or Grantor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Security Agreement Collateral. Anything herein to the contrary notwithstanding, no Grantor shall be obligated to sign any such document which such Grantor has reasonable cause to believe contains any inaccuracy or to make any statements concerning the qualifications of any transferee or assignee.

           (d) Each Grantor hereby acknowledges and agrees that the Security Agreement Collateral is a unique asset and that a violation of such Grantor's covenant to cooperate with respect to any regulatory consents would result in irreparable harm to the

     Collateral Agent for which monetary damages are not readily ascertainable. Each Grantor further agrees that, because of the unique nature of its undertakings in this Section 10.9, the same may be specifically enforced,
                          ------------
     and it hereby waives, and agrees to waive, any claim or defense that the Collateral Agent would have an adequate remedy at law for the breach of such undertakings.

           (e) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if such Grantor, upon or after the occurrence of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal pursuant to
     Section 10.9(c) to execute any application necessary or appropriate to
     ---------------
     obtain any governmental consent necessary or appropriate for the exercise of any right of the Collateral Agent hereunder, such Grantor agrees that such application may be executed on such Grantor's behalf by the clerk of court or other representative of any court or other forum of competent jurisdiction without notice to such Grantor pursuant to an order of such court or forum.

     10.10.  Termination; Release.
             ---------------------

             (a) After the Lien Termination Date (as defined below), this Agreement shall terminate, and the Collateral Agent, at the request and expense of the relevant Grantor, will execute and deliver to such Grantor such instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement as reasonably requested by such Grantor, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Security Agreement Collateral as may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Lien Termination Date" shall mean
                                            ---------------------
     the date upon which (i) all Obligations under the Credit Agreement and the other Loan Documents (other than indemnities for which no request for payment has been made) have been paid in full and all Letters of Credit and commitments thereunder have been terminated and the obligations of the Grantors under the Management Loan Guaranty and the Bastet/Mission Guaranty have terminated in accordance or (ii) the Collateral Agent and, to the extent required by Section 11.01(a)(vii) of the Credit Agreement, each of the Banks shall have released all of the Security Agreement Collateral.

             (b) In the event that any part of the Security Agreement Collateral is sold in connection with a sale permitted by Section 8.03 of the Credit Agreement or otherwise released at the direction of the Majority Banks (or all Banks if required by Section 11.01(a)(vii) of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 2.07 of the Credit Agreement or such direction, to the extent required to be so applied, such Security Agreement Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the respective Grantor, will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Security Agreement Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

            (c) At any time that any Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Security Agreement Collateral pursuant to the foregoing Section 10.10(a) or (b) it
                                                    ----------------    ---
     shall deliver to the Collateral Agent a certificate signed by an authorized officer stating that the release of such Security Agreement Collateral is permitted pursuant to Section 10.10(a) or (b). Upon any release of
                           ----------------    ---
     Security Agreement Collateral pursuant to Section 10.10(a) or (b), none of
                                               ----------------    ---
     the Secured Creditors shall have any continuing right or interest in such Security Agreement Collateral, or, if the release is pursuant to Section
                                                                      -------
     10.10(a), the proceeds thereof.
     --------

            (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as a result of any release of any Security Agreement Collateral by it in accordance with this Section 10.10.
                                              -------------

     10.11. Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterpart originals executed by all the parties hereto shall be delivered to the Collateral Agent, and a copy thereof shall be furnished to the Borrower or any Grantor promptly upon request therefor.

     10.12. The Collateral Agent.  The Collateral Agent will hold in accordance
            --------------------
with this Agreement all items of the Security Agreement Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor that the obligations of the Collateral Agent as holder of the Security Agreement Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Article X of the Credit
                                                       ---------
Agreement.

     10.13. Decisions Relating to Exercise of Remedies.
            ------------------------------------------

            (a) Notwithstanding anything to the contrary contained in this Agreement, the Credit Agreement and the other Loan Documents, or any Interest Rate Protection Agreement, or the Management Loan Guaranty or the Bastet/Mission Guaranty, the Collateral Agent may, and at the request of the Majority Banks shall, exercise or refrain from exercising, all rights and remedies hereunder and provided by law, which remedies are cumulative and not exclusive.

            (b) By acceptance of the benefit of the security interests granted pursuant to this Agreement in the Security Agreement Collateral, the Interest Rate Protection Creditors, the Management Loan Creditor and the Bastet/Mission Creditors hereby acknowledge that they have no rights to direct the Collateral Agent to act or refrain from acting with respect to the Security Agreement Collateral, and hereby acknowledge that the Collateral Agent shall hold the Security Agreement Collateral (to the extent such Security Agreement Collateral is evidenced by certificates, notes or other instruments delivered to it) for itself and the pro rata benefit of the Secured Creditors, subject to the terms and conditions hereof, solely for the purpose of providing them with a pari passu security interest in the
                                      ---- -----
     Security Agreement Collateral (subject to the terms and conditions set forth herein). In any proceeding under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, receivership or similar law and prior to any vote in any such proceeding, the Interest Rate Protection Creditors, the Management Loan Creditor and the Bastet/Mission Creditors shall abstain from any such vote which is taken on a committee of secured creditors or otherwise affects the disposition of the Security Agreement Collateral.

     10.14. Joinder.

            (a) Each Grantor shall cause each of its Subsidiaries that may from time to time be formed and that is not already a party hereto to become a "Grantor" hereunder by executing and delivering to the Collateral Agent a Joinder to Security Agreement substantially the form of Annex C hereto.
                                                             -------
     Any such Subsidiary shall thereafter be deemed a "Grantor" for all purposes under this Agreement.

            (b) Each Grantor further agrees to take such actions as the Collateral Agent reasonably deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Collateral Agent with respect to the validity and perfection of any security interest granted hereunder, any such Subsidiary that is to become a party hereto and such other matters as may be reasonably requested by the Collateral Agent, in each case promptly upon request of the Collateral Agent

     [Remainder of page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

  GRANTORS:

  NEXSTAR FINANCE, L.L.C.
  NEXSTAR BROADCASTING GROUP, L.L.C.
  NEXSTAR BROADCASTING OF ABILENE, INC.
  NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, INC.
  NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
  ERC HOLDINGS, INC.
  NEXSTAR BROADCASTING OF ERIE, INC.
  NEXSTAR BROADCASTING OF JOPLIN, INC.
  NEXSTAR BROADCASTING OF LOUISIANA, INC.
  NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
  NEXSTAR MIDWEST HOLDINGS, INC.
  NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
  NEXSTAR BROADCASTING OF PEORIA, INC.
  NEXSTAR BROADCASTING OF ROCHESTER, INC.
  NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
  NEXSTAR FINANCE HOLDINGS, INC.
  NEXSTAR FINANCE HOLDINGS, L.L.C.
  NEXSTAR BROADCASTING OF ABILENE, L.L.C.
  NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
  NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
  ENTERTAINMENT REALTY CORPORATION
  NEXSTAR BROADCASTING OF ERIE, L.L.C.
  NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
  NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
  NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
  NEXSTAR BROADCASTING OF THE MIDWEST, INC.
  NEXSTAR BROADCASTING GROUP, INC.
  NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
  NEXSTAR FINANCE, INC.
  NEXSTAR BROADCASTING OF PEORIA, L.L.C.
  NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
  NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


  By: /s/ Perry Sook
     ------------------------------------------
       Title: President              of
             ------------------------
         each of the above-named entities

Address of all Grantors:
200 Abington Executive Park, Suite 201
Clarks Summit, Pennsylvania  18411
Attention:  Perry Sook
Telephone: (570) 586-5400
Facsimile:  (570) 586-8745









                      [Security Agreement Signature Page]

Collateral Agent:

BANK OF AMERICA, N.A.,
as Collateral Agent

By: /s/ Roselyn Drake
   -------------------
Title:  Vice President









                      [Security Agreement Signature Page]

                                                                      SCHEDULE A
                                                                      ----------

                      SCHEDULE OF CHIEF EXECUTIVE OFFICES
                          AND OTHER RECORD LOCATIONS
                          --------------------------


--------------------------------------------------------------------------------
        Grantor               Chief Executive Office         Other Locations
        -------               ----------------------         ---------------
--------------------------------------------------------------------------------
NEXSTAR FINANCE, L.L.C.   200 Abington Executive Park             None
                          Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park             None.
GROUP, L.L.C              Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE, INC.     200 Abington Executive Park             None.
                          Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE           200 Abington Executive Park             None
HOLDINGS, INC.            Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE           200 Abington Executive Park             None
HOLDINGS, L.L.C.          Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park             None
GROUP, INC.               Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KTAB
OF ABILENE, INC.          Suite 201                     5401 South 14th Street
                          Clarks Summit, PA 18411       Abilene, TX 79606
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KBTV
OF BEAUMONT/PORT          Suite 201                     2900-17th Street
ARTHUR, INC.              Clarks Summit, PA 18411       Port Arthur, TX 77642
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WCIA
OF CHAMPAIGN, INC.        Suite 201                     509 South Neil
                          Clarks Summit, PA 18411       Champaign, IL 61820
--------------------------------------------------------------------------------
ERC HOLDINGS, INC.        200 Abington Executive Park             None.
                          Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WJET
OF ERIE, INC.             Suite 201                     8455 peach Street
                          Clarks Summit, PA 18411       Erie, PA 16509
--------------------------------------------------------------------------------
                                                        c/o WFXP
                                                        8455 Peach Street
                                                        Erie, PA 16509
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KSNF
OF JOPLIN, INC.           Suite 201                     1502 Cleveland
                          Clarks Summit, PA 18411       Joplin, MO 64802
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KTAL
OF LOUISIANA, INC.        Suite 201                     3150 N. Market
                          Clarks Summit, PA 18411       Shreveport, LA 71107
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KMID
OF MIDLAND-ODESSA, INC.   Suite 201                     3200 LeForce Blvd.
                          Clarks Summit, PA 18411       Midland, TX 79711
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WTWO
OF THE MIDWEST, INC.      Suite 201                     10849 N. U.S. Highway 41
                          Clarks Summit, PA 18411       Farmerburg, IN 47850
--------------------------------------------------------------------------------
                                                        c/o KQTV
                                                        40th and Faraon
                                                        St. Joseph, MO 64506
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WBRE
OF NORTHEASTERN           Suite 201                     409 Lackawanna Avenue
PENNSYLVANIA, INC.        Clarks Summit, PA 18411       Scranton, PA 18503
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WMBD
OF PEORIA, INC.           Suite 201                     3131 N. University Street
                          Clarks Summit, PA 18411       Peoria, IL 61604
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WROC
OF ROCHESTER, INC.        Suite 201                     201 Humboldt Street
                          Clarks Summit, PA 18411       Rochester, NY 14610
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KFDX
OF WICHITA FALLS, INC.    Suite 201                     4500 Seymour Highway
                          Clarks Summit, PA 18411       Wichita Falls, TX 76309
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KTAB
OF ABILENE, L.L.C.        Suite 201                     5401 South 14th Street
                          Clarks Summit, PA 18411       Abilene, TX 79606
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o KBTV
OF BEAUMONT/PORT          Suite 201                     2900-17th Street
ARTHUR, L.L.C.            Clarks Summit, PA 18411       Port Arthur, TX 77642
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WCIA
OF CHAMPAIGN, L.L.C.      Suite 201                     509 South Neil
                          Clarks Summit, PA 18411       Champaign, IL 61820
--------------------------------------------------------------------------------
ENTERTAINMENT REALTY      200 Abington Executive Park             None.
CORPORATION               Suite 201
                          Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING      200 Abington Executive Park   c/o WJET
OF ERIE, L.L.C.           Suite 201                     8454 Peach Street
                          Clarks Summit, PA 18411       Erie, PA 16509
--------------------------------------------------------------------------------
                                                        c/o WFXP
                                                        8455 Peach Street
                                                        Erie, PA 16509
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o KSNF
OF JOPLIN, L.L.C.        Suite 201                     1502 Cleveland
                         Clarks Summit, PA 18411       Joplin, MO 64802
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o KTAL
OF LOUISIANA, L.L.C.     Suite 201                     3150 N. Market
                         Clarks Summit, PA 18411       Shreveport, LA 71107
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o KMID
OF MIDLAND-ODESSA,       Suite 201                     3200 LeForce Blvd.
L.L.C.                   Clarks Summit, PA 18411       Midland, TX 79711
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o WTWO
OF THE MIDWEST, L.L.C.   Suite 201                     10849 N. U.S. Highway 41
                         Clarks Summit, PA 18411       Farmerburg, IN 47850
--------------------------------------------------------------------------------
                                                       c/o KQTV
                                                       40th and Faraon
                                                       St. Joseph, MO 64506
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o WBRE
OF NORTHEASTERN          Suite 201                     409 Lackawanna Avenue
PENNSYLVANIA, L.L.C.     Clarks Summit, PA 18411       Scranton, PA 18503
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o WMBD
OF PEORIA, L.L.C.        Suite 201                     3131 N.University Street
                         Clarks Summit, PA 18411       Peoria, IL 61604
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park   c/o WROC
OF ROCHESTER, L.L.C.     Suite 201                     201 Humboldt Street
                         Clarks Summit, PA 18411       Rochester, NY 14610
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING     200 Abington Executive Park    c/o KFDX
OF WICHITA FALLS, L.L.C. Suite 201                      4500 Seymour Highway
                         Clarks Summit, PA 18411        Wichita Falls, TX 76309
--------------------------------------------------------------------------------

                                                                      SCHEDULE B
                                                                      ----------

                             SCHEDULE OF INVENTORY
                            AND EQUIPMENT LOCATIONS
                            -----------------------

--------------------------------------------------------------------------------
           Grantor                                       Location
           -------                                       --------
--------------------------------------------------------------------------------
NEXSTAR FINANCE, L.L.C.                          200 Abington Executive Park
                                                 Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             200 Abington Executive Park
GROUP, L.L.C.                                    Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE, INC.                            200 Abington Executive Park
                                                 Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             200 Abington Executive Park
GROUP, INC.                                      Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE                                  200 Abington Executive Park
HOLDINGS, L.L.C                                  Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR FINANCE                                  200 Abington Executive Park
HOLDINGS, INC.                                   Suite 201
                                                 Clarks Summit,PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KTAB
OF ABILENE, INC.                                 5401 South 14th Street
                                                 Abilene, TX 79606
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KBTV
OF BEAUMONT/PORT                                 2900-17th Street
ARTHUR, INC.                                     Port Arthur, TX 77642
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WCIA
OF CHAMPAIGN, INC.                               509 South Neil
                                                 Champaign, IL 61820
--------------------------------------------------------------------------------
ERC HOLDINGS, INC.                               200 Abington Executive Park
                                                 Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WJET
OF ERIE, INC.                                    8455 Peach Street
                                                 Erie, PA 16509
--------------------------------------------------------------------------------
                                                 c/o WFXP
                                                 8455 Peach Street
                                                 Erie, PA 16509
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KSNF
OF JOPLIN, INC.                                  1502 Cleveland
                                                 Joplin, MO 64802
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KTAL
OF LOUISIANA, INC.                               3150 N. Market
                                                 Shreveport, LA 71107
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KMID
OF MIDLAND-ODESSA, INC.                          3200 LeForce Blvd.
                                                 Midland, TX 79711
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WTWO
OF THE MIDWEST, INC.                             10849 N. U.S. Highway 41
                                                 Farmerburg, IN 47850
--------------------------------------------------------------------------------
                                                 c/o KQTV
                                                 40th and Faraon
                                                 St. Joseph, MO 64506
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WBRE
OF NORTHEASTERN                                  409 Lackawanna Avenue
PENNSYLVANIA, INC.                               Scranton, PA 18503
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WMBD
OF PEORIA, INC.                                  3131 N. University Street
                                                 Peoria, IL 61604
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WROC
OF ROCHESTER, INC.                               201 Humboldt Street
                                                 Rochester, NY 14610
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KFDX
OF WICHITA FALLS, INC.                           4500 Seymour Highway
                                                 Wichita Falls, TX 76309
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KTAB
OF ABILENE, L.L.C.                               5401 South 14th Street
                                                 Abilene, TX 79606
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KBTV
OF BEAUMONT/PORT                                 2900-17th Street
ARTHUR, L.L.C.                                   Port Artur, TX 77642
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WCIA
OF CHAMPAIGN, L.L.C.                             509 South Neil
                                                 Champaign, Il 61820
--------------------------------------------------------------------------------
ENTERTAINMENT REALTY                             200 Abington Executive Park
CORPORATION                                      Suite 201
                                                 Clarks Summit, PA 18411
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WJET
OF ERIE, L.L.C.                                  8454 Peach Street
                                                 Erie, PA 16509
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 c/o WFXP
                                                 8455 Peach Street
                                                 Erie, PA 16509
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KSNF
OF JOPLIN, L.L.C.                                1502 Cleveland
                                                 Joplin, MO 64802
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KTAL
OF LOUISIANA, L.L.C.                             3150 N. Market
                                                 Shreveport, LA 71107
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KMID
OF MIDLAND-ODESSA, L.L.C.                        3200 LeForce Blvd.
                                                 Midland, TX 79711
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WTWO
OF THE MIDWEST, L.L.C.                           10849 N. U.S Highway 41
                                                 Farmerburg, IN 47850
--------------------------------------------------------------------------------
                                                 c/o KQTV
                                                 40th and Faraon
                                                 St. Joseph, MO 64506
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WBRE
OF NORTHEASTERN                                  409 Lackawanna Avenue
PENNSYLVANIA, L.L.C.                             Scranton, PA 18503
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WMBD
OF PEORIA, L.L.C.                                3131 N. University Street
                                                 Peoria, IL 61604
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o WROC
OF ROCHESTER, L.L.C.                             201 Humboldt Street
                                                 Rochester, NY 14610
--------------------------------------------------------------------------------
NEXSTAR BROADCASTING                             c/o KFDX
OF WICHITA FALLS, L.L.C.                         4500 Seymour Highway
                                                 Wichita Falls, TX 76309
--------------------------------------------------------------------------------

                                                                      SCHEDULE C
                                                                      ----------



                 SCHEDULE OF TRADE FICTITIOUS AND OTHER NAMES
                 --------------------------------------------

-----------------------------------------------------------------------------
             Grantor                           Other Name
             -------                           ----------
-----------------------------------------------------------------------------
       NEXSTAR FINANCE, L.L.C.     None.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       GROUP, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR FINANCE             None.
       HOLDINGS, INC.
-----------------------------------------------------------------------------
       NEXSTAR FINANCE             None.
       HOLDINGS, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR FINANCE, INC.       None.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       GROUP, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF ABILENE, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Nexstar Broadcasting of Beaumont/Port
       OF BEAUMONT/PORT             Arthur LP, Inc.
       ARTHUR, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF CHAMPAIGN, INC.
-----------------------------------------------------------------------------
       ERC HOLDINGS, INC.          None.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Nexstar Broadcasting of Erie LP, Inc.
       OF ERIE, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Nexstar Broadcasting of Joplin LP, Inc.
       OF JOPLIN, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF LOUISIANA, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF MIDLAND-ODESSA, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Fabri Development Corporation
       OF THE MIDWEST, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Nexstar Broadcasting of Northeastern
       OF NORTHEASTERN              Pennsylvania LP, Inc.
       PENNSYLVANIA, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF PEORIA, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        None.
       OF ROCHESTER, INC.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        Nexstar Broadcasting of Wichita Falls
       OF WICHITA FALLS, INC.       LP, Inc
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KTAB - Station Call Letters
       OF ABILENE, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KBTV - Station Call Letters
       OF BEAUMONT/PORT
       ARTHUR, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        WCIA - Station Call Letters
       OF CHAMPAIGN, L.L.C.
-----------------------------------------------------------------------------
       ENTERTAINMENT REALTY        None.
       CORPORATION
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        WJET - Station Call Letters
       OF ERIE, L.L.C.             Nexstar Broadcasting of Erie, L.P.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KSNF - Station Call Letters
       OF JOPLIN, L.L.C.           Nexstar Broadcasting Management, L.P.
                                   Nexstar Broadcasting of Joplin, L.P.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KTAL - Station Call Letters
       OF LOUISIANA, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KMID - Station Call Letters
       OF MIDLAND-ODESSA,
       L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        WBRE - Station Call Letters
       OF NORTHEASTERN             Nexstar Broadcasting Group, L.P.
       PENNSYLVANIA, L.L.C.        Nexstar Broadcasting of Northeastern
                                    Pennsylvania, L.P.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        WMBD - Station Call Letters
       OF PEORIA, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        WROC - Station Call Letters
       OF ROCHESTER, L.L.C.
-----------------------------------------------------------------------------
       NEXSTAR BROADCASTING        KFDX - Station Call Letters
       OF WICHITA FALLS, L.L.C.    Nexstar Broadcasting of Wichita Falls,
                                    L.P.
-----------------------------------------------------------------------------

                                                                      SCHEDULE D
                                                                      ----------
A.   SCHEDULE OF U.S. TRADEMARK REGISTRATIONS

   REGISTERED MARK               REGISTRATION NO.             REGISTRATION DATE
  -----------------             ------------------           -------------------

B. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 U.S.C. (S) 1051(a)

        MARK                        SERIAL NO.                   FILING DATE
  -----------------             ------------------           -------------------

C. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN COMMERCE UNDER 17 U.S.C. (S) 1051(b)

        MARK                        SERIAL NO.                   FILING DATE
  -----------------             ------------------           -------------------


                       Schedule D to Security Agreement

                                                                      SCHEDULE E
                                                                      ----------

                SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS
                ----------------------------------------------



                       Schedule E to Security Agreement

                                                                      SCHEDULE F
                                                                      ----------

                     SCHEDULE OF PATENTS AND APPLICATIONS
                     ------------------------------------


          Patent Number              Date Issued                Title
         ---------------            -------------              -------



                       Schedule F to Security Agreement

                                                                      SCHEDULE G
                                                                      ----------

                    SCHEDULE OF COPYRIGHTS AND APPLICATIONS
                    ---------------------------------------



                       Schedule G to Security Agreement

                                                                         ANNEX A
                                                                         -------
                          GRANT OF SECURITY INTEREST
                    IN UNITED STATES TRADEMARKS AND PATENTS
                    ---------------------------------------

     FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a [corporation] [limited partnership] [limited liability company] (the "Grantor") with principal offices at
                                  -------
_____________, hereby assigns and grants to Bank of America, N.A., as Collateral Agent, having an office at 901 Main Street, Dallas, Texas 75202 (the "Grantee"),
                                                                      -------
a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of
                   -----                ----------
the Grantor's right, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with
 -------                ----------
(iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

     THIS GRANT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the Grantee and the other parties thereto, dated as of January 12, 2001 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Lien Termination Date (as
 ------------------
defined in Section 10.10 of the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Grant of Security Interest.

     This Grant of Security Interest has been executed and delivered in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                         Annex A to Security Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest as of the _____ day of __________, ____.

                                   [NAME OF GRANTOR], as Grantor


                                   By:__________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   BANK OF AMERICA, N.A., as Collateral Agent


                                   By:__________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

STATE OF _____________ )
                       ) ss.:
COUNTY OF ____________ )

     On this _____ day of __________, _____, before me personally came ____________, who, being by me duly sworn, did state as follows: that s/he is
__________ of the Grantor, that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said [corporation] [limited liability company] [limited partnership] and that s/he did so by authority of the Board of Directors of said [corporation] [limited partnership] [limited liability company].


                                   _____________________________________________
                                   Notary Public

STATE OF _____________ )
                       ) ss.:
COUNTY OF ____________ )

     On this _____ day of __________, _____, before me personally came __________, who, being by me duly sworn, did state as follows: that s/he is
_______________ of Bank of America, N.A., that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.


                                   _____________________________________________
                                   Notary Public

                         Annex A to Security Agreement

                                  SCHEDULE A
                                      TO
                  GRANT OF SECURITY INTEREST IN UNITED STATES
                            TRADEMARKS AND PATENTS


          MARK                       REG. NO.                  REG. DATE
---------------------------   ---------------------     ----------------------

                         Annex A to Security Agreement

                                  SCHEDULE B
                                      TO
                  GRANT OF SECURITY INTEREST IN UNITED STATES
                            TRADEMARKS AND PATENTS


          PATENT                     PATENT NO.                 ISSUE DATE
---------------------------   -----------------------     ---------------------

                         Annex A to Security Agreement

                                                                         ANNEX B
                                                                         -------
                          GRANT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS
                          ---------------------------

     WHEREAS, [Name of Grantor], a [corporation] [limited partnership] [limited liability company] (the "Grantor"), having its chief executive office at
                         -------
__________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;
                                           ----------

     WHEREAS, BANK OF AMERICA, N.A., as Collateral Agent, having an office at 901 Main Street, Dallas, Texas 75202 (the "Grantee"), desires to acquire a
                                           -------
security interest in said copyrights and copyright registrations and applications therefor; and

     WHEREAS, the Grantor is willing to assign to the Grantor, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of January __, 2001, made by the Grantor, the Grantee and the other parties thereto (as amended from time to time, the "Security
                                                              --------
Agreement"), the Grantor hereby assigns to the Grantee, and grants to the
---------
Grantee a security interest in the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.
                                   ----------

     This Grant of Security Interest has been executed and delivered in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                         Annex B to Security Agreement

     Executed at ___________, ________________, the ___ day of __________,
_____.

                                   [NAME OF GRANTOR], as Grantor


                                   By:__________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   BANK OF AMERICA, N.A., as Collateral Agent,
                                   Grantee


                                   By:__________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


STATE OF _____________ )
                       ) ss.:
COUNTY OF ____________ )

     On this _____ day of __________, ____ before me personally came ______________, who being duly sworn, did depose and say that s/he is
_____________ of the Grantor, that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said [corporation] [limited partnership] [limited liability company] and that s/he did so by authority of the Board of Directors of said [corporation] [limited partnership] [limited liability company].


                                   _____________________________________________
                                   Notary Public

STATE OF _____________ )
                       ) ss.:
COUNTY OF ____________ )

     On this ___ day of __________, _______________________, before me personally came ___________, who, being by me duly sworn, did state as follows: that s/he is _________________ of Bank of America, N.A., that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.


                                   _____________________________________________
                                   Notary Public

                         Annex B to Security Agreement

                                  SCHEDULE A

                                      TO

            GRANT OF SECURITY INTEREST IN UNITED STATES COPYRIGHTS



                                U.S. COPYRIGHTS
                                ---------------


     REGISTRATION                PUBLICATION                  COPYRIGHT
        NUMBERS                      DATE                       TITLE
-------------------------    --------------------        --------------------

                         Annex B to Security Agreement

                                                                         ANNEX C
                                                                         -------
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

          THIS JOINDER TO SECURITY AGREEMENT, dated as of _________________, is made by the undersigned pursuant to Section 10.14 of the Security Agreement described below.

                                   RECITALS:

     A. Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), and the direct or indirect subsidiaries of the Parent
              ------
from time to time parties thereto have executed and delivered that certain Security Agreement, dated as of January 12, 2001, in favor of Bank of America, N.A., as Collateral Agent for the Secured Creditors described therein (as amended, modified or supplemented from time to time and including this and any other Joinders to Security Agreement executed from time to time, the "Agreement"). Capitalized terms used but not defined herein have the meanings
 ---------
assigned to such terms therein.

     B. Pursuant to Section 10.14 of the Agreement, each Grantor has agreed, among other things, to cause each of its Subsidiaries that may from time to time be formed and that is not already a party thereto to become a party to the Agreement by executing and delivering to the Collateral Agent a Joinder to Security Agreement.

     C. The undersigned desires to execute and deliver this Joinder to Security Agreement to satisfy such requirement.

     NOW, THEREFORE, IT IS AGREED:

     1.   Joinder.  By executing and delivering this Joinder to Security
          -------
Agreement, the undersigned hereby becomes a party to the Agreement as a "Grantor" thereunder, and hereby expressly and jointly and severally assumes all
 -------
obligations and liabilities of a "Grantor" under the Agreement.
                                  -------

     2.   Security Interest.  To secure the Obligations, the undersigned hereby
          -----------------
collaterally assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority in (subject only to Permitted Liens) all of the right, title and interest of such Grantor in, to and under any personal property that such Grantor may now own or hereafter acquire, including, but not limited to the following:

          (i)   all Accounts;

          (ii)  all Chattel Paper;

          (iii) all Inventory;

                         Annex C to Security Agreement

          (iv)      all Equipment;

          (v)       all Instruments;

          (vi)      all Investment Property;

          (vii)     all Documents;

          (viii) all Deposit Accounts (including, without limitation the Cash Collateral Account) and any monies, securities and instruments deposited or required to be deposited therein;

          (ix) all Contracts, together with any Contract Rights arising thereunder;

          (x)       all Letter of Credit Rights

          (xi)      all General Intangibles;

          (xii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Grantor symbolized by the Marks;

          (xiii) all Patents and Copyrights, and all reissues, renewals or extensions thereof;

          (xiv) all computer programs and any intellectual property rights therein and all other proprietary information of such Grantor, including, but not limited to, Trade Secret Rights,

          (xv) all of such Grantor's rights in, to or under, or relating to, any FCC License; provided, however, that the Security Agreement
                               --------  -------
          Collateral (as defined below) does not include at any time any FCC License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act of 1934, as amended, and the rules, regulations and policies promulgated thereunder, but includes, to the maximum extent permitted by law, all rights incident or appurtenant to any such FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any FCC License;

          (xvi) all insurance policies and supporting obligations with regard to any of the foregoing; and

          (xvii) all Proceeds and products of any and all of the foregoing (all of the property subject to the grant of security interest in this
          Section 2 shall hereinafter be included in the definition of "Security
          ---------                                                     --------
          Agreement Collateral"; it being expressly agreed and acknowledged that
          --------------------
          the security interests of the Collateral Agent extend to all Security Agreement Collateral which the undersigned may acquire at any time during the continuation of the Agreement.

                         Annex C to Security Agreement

     3. Power of Attorney. The undersigned hereby constitutes and appoints the
        -----------------
Collateral Agent its true and lawful attorney-in-fact, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the undersigned or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the undersigned under or arising out of the Security Agreement Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

     4. Representations, Warranties and Covenants. The undersigned represents,
        -----------------------------------------
warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Joinder to Security Agreement, as follows:

     (a)   Necessary Filings. All filings, registrations and recordings
           -----------------
necessary or appropriate to create, preserve, protect and perfect the security interest granted by the undersigned to the Collateral Agent hereby in respect of the Security Agreement Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Joinder to Security Agreement in and to the Security Agreement Collateral constitutes a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Security Agreement Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or United States Copyright Office.

     (b)   No Liens. The undersigned is, and as to the Security Agreement
           --------
Collateral acquired by it from time to time after the date hereof, the undersigned will be, the owner of all Security Agreement Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and the undersigned shall defend the Security Agreement Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

     (c)   Other Financing Statements. As of the date hereof, there is no
           --------------------------
financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Security Agreement Collateral (other than financing statements filed in respect of Permitted Liens) and so long as the Aggregate Commitment has not been terminated or any Loan remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection Agreement or Letter of Credit remains in effect or any obligations are owed with respect thereto, or any obligations under the Management Loan Guaranty or under the Bastet/Mission Guaranty remain outstanding, the undersigned will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any

                          Annex C Security Agreement
jurisdiction) or statements relating to the Security Agreement Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the undersigned or in respect of Permitted Liens.

     (d)   Chief Executive Office; Records. The chief executive office of the
           -------------------------------
undersigned is located, as of the date hereof, at the address indicated on Schedule A hereto for the undersigned. The undersigned will not move its chief
----------
executive office except to such new location as the undersigned may establish in accordance with the last sentence of Section 3.4 of the Agreement. The originals of all documents evidencing all Accounts and Contract Rights and Trade Secret Rights of the undersigned and the only original books of account and records of the undersigned relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Schedule A
                                                                 ----------
hereto or at such new locations as the undersigned may establish in accordance with the last sentence of Section 3.4 of the Agreement. All Accounts and Contract Rights of the undersigned are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above.

     (e)   Location of Inventory and Equipment. All Inventory and Equipment held
           -----------------------------------
on the date hereof by the undersigned is located at one of the locations shown on Schedule B hereto. The undersigned agrees that all Inventory and Equipment
   ----------
now held or subsequently acquired by it shall be kept at (or shall be in transit
to) any one of the locations shown on Schedule B hereto or such new location as
                                      ----------
such Grantor may establish in accordance with the last sentence of Section 3.5 of the Agreement.

     (f)   Recourse. This Joinder to Security Agreement is made and the
           --------
obligations and liabilities under the Agreement are assumed with full recourse to the undersigned and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the undersigned contained herein and therein, in the other Loan Documents, in the Interest Rate Protection Agreements and otherwise in writing in connection herewith or therewith.

     (g)   Trade Names; Change of Name. As of the date hereof, the undersigned
           ---------------------------
does not have and does not operate in any jurisdiction under, and in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed in Schedule C hereto. No Grantor
                                                  ----------
shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-402(7) (or any analogous provision) of the UCC except those names listed on Schedule C hereto and new names
                                        ----------
(including, without limitation, any names of divisions or operations) established in accordance with the last sentence of Section 3.7 of the Agreement.

     (h)   Marks. The undersigned represents and warrants that it is the true
           -----
and lawful owner of, or otherwise has the right to use, the Marks listed in Schedule D hereto and that said listed Marks include all the United States
----------
federal registrations or applications registered in the

                          Annex C Security Agreement

United States Patent and Trademark Office that the undersigned now owns. The undersigned represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. The undersigned further warrants that it is aware of no third-party claim that any aspect of the undersigned's present or contemplated business operations infringes or will infringe any Mark or trade name. The undersigned represents and warrants that it is the beneficial and record owner of all United States registrations and applications listed in Schedule D hereto for the undersigned and that said registrations are valid and
----------
subsisting, have not been canceled and that the undersigned is not aware of any third-party claim that any of said registrations are invalid or unenforceable or is not aware that there is any reason that any of said applications will not pass to registration. The undersigned hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill and record the same.

     (i) The undersigned represents and warrants that it is the true and lawful owner of all rights in (i) all material trade secrets and proprietary information necessary to operate the business of the undersigned, (ii) the Patents listed in Schedule E hereto and (iii) the Copyrights listed in Schedule
                  ----------                                           --------
F hereto, that said Patents constitute all the United States patents and
-
applications for patents that such Grantor now owns or is licensed to use and that said Copyrights constitute all the United States registered copyrights that such Grantor now owns. Each Grantor represents and warrants that it owns or is licensed to use all Patents and Copyrights that it now owns or uses. Each Grantor further warrants that it has no knowledge of any third-party claim that any aspect of such Grantor's present or contemplated business operations infringes or will infringe any patent or any copyright or misappropriates any trade secret or proprietary information.

     5.  Notices. The notice address and facsimile number for the undersigned
         -------
is set forth on the applicable signature page hereof.

     6.  Counterparts. This Joinder to Security Agreement may be signed in any
         ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7.  Governing Law. THIS SUPPLEMENT SHALL BE DEEMED TO BE MADE UNDER, SHALL
         -------------
BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          Annex C Security Agreement

     IN WITNESS WHEREOF, the undersigned has caused this Joinder to Security Agreement to be duly executed and delivered as of the date first above written.

                                 [NEW GRANTOR]


                                 By:___________________________
                                    Name:
                                    Title:

                                 Notice Address:

                                 ______________________________
                                 ______________________________
                                 ______________________________
                                 ______________________________
                                 Facsimile (___) ______________

                          Annex C Security Agreement

                                  SCHEDULE A
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

              CHIEF EXECUTIVE OFFICES AND OTHER RECORD LOCATIONS

                          Annex C Security Agreement

                                  SCHEDULE B
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

                       INVENTORY AND EQUIPMENT LOCATIONS

                          Annex C Security Agreement

                                  SCHEDULE C
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

                       TRADE, FICTITIOUS AND OTHER NAMES

                          Annex C Security Agreement

                                  SCHEDULE D
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

                         U.S.  TRADEMARK REGISTRATIONS

        REGISTERED MARK                 REGISTRATION NO.              REGISTRATION DATE
-------------------------------    ---------------------------    --------------------------

     PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE
     IN COMMERCE UNDER 17 U.S.C. (S) 1051(a)

              MARK                         SERIAL NO.                    FILING DATE
-------------------------------    ---------------------------    --------------------------

     PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF
     INTENT TO USE THE MARK IN COMMERCE UNDER 17 U.S.C. (S) 1051(b)

             MARK                          SERIAL NO.                    FILING DATE
-------------------------------    ---------------------------    --------------------------

                          Annex C Security Agreement

                                  SCHEDULE E
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

                           PATENTS AND APPLICATIONS


Patent Number                        Date Issued                Title

                          Annex C Security Agreement

                                   SCHEDULE F
                                      TO
                         JOINDER TO SECURITY AGREEMENT
                         -----------------------------

                          COPYRIGHTS AND APPLICATIONS

                          Annex C Security Agreement

                                    Page 11